Exhibit 99.1

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TEAMWORK

SAN FRANCISCO
GIANTS
SAN FRANCISCO
GIANTS
SAN FRANCISCO
GIANTS
SAN FRANCISCO
GIANTS

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PPBI Overview

- Transitioning business model
- Balance Sheet strength
- Favorable relative valuation

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FINANCIAL
MONEY & IN
WALL STREET
Announcing!

Phase 1

Completed June 2002

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Phase 2

MONEY & IN
WALL STREET

Announcing!
Your New & Improved
Pacific Premier Bank Debit Card

Accelerated growth

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Loan Growth

($ in millions)

$500
$400
$300
$200
$100
$472
CAGR = 65.0%
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04

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MONEY & IN
WALL STREET

Announcing!
Your New & Improved
Pacific Premier Bank Debit Card

PACIFIC PREMIER
BANK

Deposit Growth

($ in millions)

$300
$250
$200
$150
$289
CAGR = 15.6%
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04

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PACIFIC PREMIER
BANK

VISA

Phase 2

Completed 2004

- Note retired
- Stage set for further growth

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NPA's to Total Assets

1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.12%
0.68%
0.61%
0.52%
0.46%
0.34%
0.24%
0.22%
0.24%
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005

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PACIFIC PREMIER
BANK
VISA

Phase 3

Transition Business Model

- **Diversification of Balance Sheet**

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Diversification

600
500
400
300
200
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
3%
21%
76%
MF
Com
Other

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PACIFIC PREMIER
Bank

Commercial RE Growth

($ in millions)

$140
$120
$100
$80
$60
$40
$20
$-
$125
CAGR = 163.1%
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05

** Includes: Commercial, C&I, Land loans.*

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Deposit Mix

$82,504
33%
$242,134
67%
Transaction
CD's

As of December 31, 2005

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PACIFIC PREMIER
BANK
VISA

Phase 3

Transition Business Model

- Diversification of Balance Sheet
- **Relationship Banking**

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Relationship Marketing

PACIFIC PREMIER
1.866.353.1476
www.ppbi.net

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PACIFIC PREMIER
BANK
VISA

Phase 3

Transition Business Model

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Southern California Market

PACIFIC PREMIER
BANK

PACIFIC PREMIER
VISA

San Luis Obispo
Kern
Santa Barbara
Ventura
Los Angeles
San Bernardino
Riverside
Orange
San Diego
Imperial
Existing Branch
New Branch
New Loan Production Office

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PACIFIC PREMIER

Southern California Market

ORANGE COUNTY
Cypress
Seal Beach
Huntington Beach
Costa Mesa
Newport Beach
Existing Branch
New Branch

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[LOGO OF PACIFIC PREMIER BANCORP, INC.]

Carpenter & Company/CBA
“2006 Strategic Issues Summit”
April 4, 2006

Steven R. Gardner

President & CEO

WWW.PPBI.NET

TEAMWORK

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Forward-Looking Comments

The statements contained herein that are not historical facts are forward looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. Actual results may differ from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties. These include, but are not limited to, the following risks: (1) changes in the performance of the financial markets, (2) changes in the demand for and market acceptance of the Company’s products and services, (3) changes in general economic conditions including interest rates, presence of competitors with greater financial resources, and the impact of competitive projects and pricing, (4) the effect of the Company’s policies, (5) the continued availability of adequate funding sources, and (6) various legal, regulatory and litigation risks.

PPBI Overview

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Southern California Community Bank

Data as of 12/31/05

•	NASDAQ National Market	PPBI

•	Assets	$ 703 million

•	Fully diluted shares	6,658,240

•	Fully diluted BV	$ 8.09

•	Annualized ROAA	1.18%

•	Annualized ROAE	15.17%

PPBI Overview

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•	Transitioning business model

•	Balance Sheet strength

•	Favorable relative valuation

Today’s Agenda

Three Phase

Strategic Plan

•	Phase 1 – Risk Reduction

•	Phase 2 – Accelerated Growth

•	Phase 3 – Transition business model

Phase 1

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What We Inherited

Nationwide Subprime Lender

•	Assets	$552 million

•	Loans	$434 million

•	Subprime loans	75%

•	NPA’s	7.8%

•	Employees/Offices	334/10

•	Under capitalized

•	Subject to Regulatory Enforcement

Phase 1

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Completed June 2002

•	Assets	$246 million

•	Loans	$135 million

•	Employees/Offices	63/4

•	Substantial reduction in risk

•	Recapitalized - Private Placement

•	Note and warrant issued

•	Regulatory concerns resolved

Phase 2

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Accelerated growth

Loan Growth

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($ in millions)

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Deposit Growth

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($ in millions)

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Phase 2

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Completed 2004

•	Assets	$543 million

•	Loans	$472 million

•	Secondary Offering	$26 million

•	Note retired

•	Stage set for further growth

Southern California Market

It’s the Economy

Market Strength

	OC	So. Cal.

Total Deposits	$64 Billion	$385 Billion
Deposit Growth Rate	13.7%	11.7%
Population	3,000,000	21,900,000
Population Growth	4.96%	6.56%
Median Household Income	$ 64,611	$ 51,212
No. of Households	936,000	6,825,000

Sources: Dataplace, Rueters, State of California

Risk Management

Balance Sheet Strength

NPA’s to Total Assets

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Loan Characteristics

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Multifamily

Loan to Value	65.13
Debt Coverage Ratio	1.25
Average Balance	$764,916
ARM/3-yr fixed	62%/27%
Commercial RE

Loan to Value	63.54
Debt Coverage Ratio	1.34
Average Balance	$1,050,442
ARM/ 3-yr fixed	55%/25%

Data as of December 31, 2005

Phase 3

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Transition Business Model

•	Diversification of Balance Sheet

Diversification

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[CHART APPEARS HERE]

Commercial RE Growth

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($ in millions)

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* Includes: Commercial, C&I, Land loans.

Deposit Mix

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[CHART APPEARS HERE]

As of December 31, 2005

Phase 3

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Transition Business Model

•	Diversification of Balance Sheet

•	Relationship Banking

Relationship Marketing

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Relationship Growth

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	9/30/ 2004	12/31/2005

No. Relationships	28	188
Loans	$29,874,000	$226,793,000
Deposits	$969,000	$16,025,000

Phase 3

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Transition Business Model

•	Diversification of Balance Sheet

•	Relationship Banking

•	Expansion of Branch Network

Southern California Market

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[CHART APPEARS HERE]

Southern California Market

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Attractive Valuation

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Valuation relative to California Peers:

	P/EPS		P/TBV

CA Banks*	18	x	318%
PPBI Metrics*	10.8	x	145%
PPBI Asset CAGR			30.7	%**
PPBI EPS CAGR			13.6	%**

*	As of 1/26/06
**	Since 3/31/2002

PPBI Summary

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•	Transition to Commercial Bank model

•	Low Risk Balance Sheet

•	Sustainable earnings growth

•	Excellent time to invest

 [LOGO OF PACIFIC PREMIER BANCORP, INC.]

Trust, Service, Commitment…That’s my Bank.

WWW.PPBI.NET